UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	Prudential Short Duration High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	5/31/2017

Date of reporting period:	11/30/2016

Item 1	–	Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  CLOSED-END FUNDS

     Prudential Short Duration High Yield Fund, Inc.

SEMIANNUAL REPORT	NOVEMBER 30, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: High level of current income

Highlights

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

•

Relative to the Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index (the Index), the Fund’s underweight to the banking sector and overweights to the industrial and consumer non-cyclical sectors added to performance. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	Security selection in the industrial, building materials & home construction, gaming/lodging/leisure and technology sectors added to performance.

•

Sector allocation was the largest detractor from performance over the period. The Fund’s overweight to the struggling health care & pharmaceutical sector hurt performance the most. Underweights to the rebounding upstream (exploration and production) energy and metals & mining sectors also limited results.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the semiannual report for Prudential Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the six-month period ended November 30, 2016.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration High Yield Fund, Inc.

January 17, 2017

Prudential Short Duration High Yield Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments.* The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (Moody’s); BB, B by Standard & Poor’s Ratings Services (S&P) and Fitch, Inc. (Fitch); or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by PGIM Fixed Income to be of comparable quality.

Performance Snapshot as of 11/30/16
Price Per Share	Total Return For Six Months Ended 11/30/16
$16.67 (NAV)	3.11%
$15.14 (Market Price)	1.18%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: Prudential Investments LLC.

Key Fund Statistics as of 11/30/16
Duration	2.5 years	Average Maturity	3.2 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

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Credit Quality expressed as a percentage of total investments as of 11/30/16 (%)
BBB	9.6
BB	49.9
B	33.4
CCC	5.1
C	0.0
Cash/Cash Equivalents	2.0
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a NRSRO such as Moody’s, S&P or Fitch. Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Yield and Dividends as of 11/30/16
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 11/30/16
$0.638	$0.1025	8.12%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of November 30, 2016.

Prudential Short Duration High Yield Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

For the six-month reporting period that ended November 30, 2016, the Prudential Short Duration High Yield Fund’s NAV per share decreased by $0.12 from $16.79 to $16.67. The Fund generated a positive NAV return of 3.11%, underperforming both the 4.70% return of the Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index (the Index) and the 8.13% return of the Lipper High Current Yield Funds (Leveraged) Average. The Fund’s market price decreased by $0.44 from $15.58 to $15.14, and the Fund’s market price total return, including the reinvestment of distributions, was 1.18% for the reporting period.

What were conditions like in the short-term US high yield corporate bond market?

•

For the reporting period the short duration, higher quality portion of the high yield market, as measured by the Index returned 4.70%, underperforming the broader high yield market as represented by the Bloomberg Barclays High Yield Index by 173 bps (A basis point is one hundredth of a percentage point).

•

The period began with the surprising UK vote to leave the European Union, commonly known as Brexit. While the broader Brexit reaction was initially viewed as a risk-off event, the general sentiment following the vote was that the US and European leveraged finance markets remained more resilient than anticipated. The uncertainty in Europe supported the relative stability in US assets, and both sectors were said to be bolstered by the limited options for investors seeking attractive yields and spreads. Although buyers emerged as both markets encountered pressure following the vote, there was very little trading at lower prices given the general lack of forced sellers.

•

Much of the rest of the period was focused on the uncertainty surrounding the US presidential election. An election surprise reshaped consensus views for inflation, federal deficits, and growth that led to steepening of the yield curve. The US 10 Year Treasury yield climbed 56 basis points in November, the largest month over month increase since January of 2009. Oil prices were volatile leading up to the OPEC decision on production cuts, which finally came on the last day of November, driving oil prices up about 10%.

•	Commodities, particularly the metals & mining, chemicals, and energy sectors, outperformed the broad market and remained amongst the top three performing sectors for the six-month period.

•

While the performance of these sectors has been notable, the vast majority of all default activity recorded during the period emerged from the energy and metals & mining sectors. The par-weighted US High Yield default rate ended the period at 3.58%, near the long-term historical average. Excluding commodities the default rate was just .55%. Recovery rates over the last 12 months were below their historical averages. On the surface this would be expected with commodity sectors accounting for the majority of defaults and those industries having lower recovery rates.

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What strategies proved most beneficial to the Fund’s performance?

•	The Fund’s underweight to the banking sector and overweights to the industrial and consumer non-cyclical sectors added to performance.

•	Security selection in the industrial, building materials & home construction, gaming/lodging/leisure and technology sectors added to performance.

•

In individual company selection, the Fund’s overweights to Unifrax (industrial), Beazer Homes (building materials & home construction), Scientific Games (gaming) and BMC Software (technology) contributed to performance.

What strategies detracted most from the Fund’s performance?

•

Sector allocation was the largest detractor from performance over the period. The Fund’s overweight to the struggling health care & pharmaceutical sector hurt performance the most. Underweights to the rebounding upstream (exploration and production) energy and metals & mining sectors also limited results.

•	Security selection in the electric & water, health care & pharmaceutical and retailers & restaurants sectors hindered the Fund’s performance.

•

Overweights to issuers in the health care sector including Community Health Systems and Kindred Healthcare detracted from performance. Overweights to NRG Energy (electric & water) and Claire’s (retailers) were also negative.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed positively to results as the returns of the securities purchased was in excess of the cost of borrowing. As of November 30, 2016, the Fund had borrowed $205 million and was about 27.0% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 26.8%.

Did the Fund use derivatives and how did they affect performance?

The Fund used derivatives, specifically currency forwards to hedge the currency risk from modest exposure to non-dollar denominated bonds. The derivatives help immunize any impact from fluctuating currencies. As the Euro sold off during the period, the positive return from holding the derivatives offset the negative currency return from holding non-dollar denominated bonds. Therefore, the Fund’s derivatives holdings had a negligible effect on performance.

Current outlook

PGIM Fixed Income has a positive long term outlook for high yield with demand for the asset class supported by a thirst for yield as interest rates are low due to low inflation and central bank support, albeit waning somewhat. Default rates outside of the energy and basic materials sectors should remain benign through 2018. Mergers & Acquisitions (M&A)

Prudential Short Duration High Yield Fund, Inc.	7

Strategy and Performance Overview (continued)

has generally been positive for high yield credits and will be expected to increase under Republican oversight. Potential tax cuts under a Trump administration would help the bottom line of many corporations while increased government spending could promote top line growth for certain companies and industries.

However, many macroeconomic concerns could weigh on the market including uncertainty in China, the Middle East, Europe and the Fed. While pro-business, Donald Trump’s anti-globalization policies and his unpredictable positions should elevate risk premiums. Populism, nationalism and isolationism are on the rise globally, which is negative for economic growth.

Key positioning themes continue to be underweights in the energy, finance & insurance and banking sectors. Overweights include gaming/lodging/leisure, cable & satellite and health care & pharmaceuticals.

Benchmark Definitions

Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index—The Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index is an unmanaged index which represents performance of US higher-rated short duration high yield bonds.

Source: Bloomberg Barclays.

Lipper High Current Yield Funds (Leveraged) Average—The Lipper High Current Yield Funds (Leveraged) Average (Lipper Average) represents returns based on an average return of 35 funds in the Closed-End High Current Yield Funds (Leveraged) category.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on www.prudentialfunds.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.prudentialfunds.com or call (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

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Portfolio of Investments (unaudited)

as of November 30, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 132.9%

BANK LOANS(a) 5.5%

Chemicals 1.1%
Axalta Coating Systems US Holdings, Inc.	3.750%		02/01/20	778	$780,111
MacDermid, Inc.	5.000		06/07/23	2,888	2,904,671
MacDermid, Inc.	5.500		06/07/20	2,426	2,429,036

					6,113,818

Healthcare - Services 0.2%
CHS/Community Health Systems, Inc.	4.165		12/31/18	1,000	965,694

Home Builders 0.1%
Beazer Homes USA, Inc.(b)	6.750		03/11/18	491	486,161

Lodging 0.2%
Golden Nugget, Inc.	4.500		11/21/19	960	969,107

Media & Entertainment 1.3%
Lions Gate Entertainment Corp.(b)	5.000		03/17/22	3,300	3,349,500
LSC Communications, Inc.(b)	7.000		09/30/22	4,100	4,079,500

					7,429,000

Mining 0.1%
Freeport-McMoRan, Inc.	3.110		05/31/18	336	335,003

Packaging 0.2%
Coveris Holdings SA (Luxembourg)	4.500		05/08/19	1,396	1,389,428

Retail 0.3%
Rite Aid Corp.	4.875		06/21/21	1,700	1,703,825

Technology 2.0%
BMC Software Finance, Inc.	5.000		09/10/20	4,122	4,025,411
Dell International LLC	2.854		12/31/18	4,500	4,489,686
First Data Corp.	4.881		03/24/21	948	951,078
Greeneden US Holdings II LLC	—	(c)	12/01/23	1,625	1,629,740

					11,095,915

TOTAL BANK LOANS (cost $29,978,277)					30,487,951

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	9

Portfolio of Investments (unaudited) (continued)

as of November 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS 127.4%

Aerospace/Defense 0.6%
Arconic. Inc., Sr. Unsec’d. Notes(d)	6.750%	07/15/18	3,000	$3,191,250

Agriculture 0.4%
Vector Group Ltd., Gtd. Notes	7.750	02/15/21	2,000	2,085,000

Airlines 2.0%
Continental Airlines, Inc., Series 2012-3, Class C, Pass-Through Certificates(d)	6.125	04/29/18	7,900	8,196,250
United Airlines Pass-Through Trust, Series 2007-1, Class A, Pass-Through Certificates(d)	6.636	01/02/24	2,939	3,122,940

				11,319,190

Apparel 0.2%
Levi Strauss & Co., Sr. Unsec’d. Notes	6.875	05/01/22	975	1,023,750

Auto Manufacturers 0.5%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes	4.500	04/15/20	1,050	1,063,125
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250	11/15/19	1,600	1,640,000

				2,703,125

Auto Parts & Equipment 1.5%
American Axle & Manufacturing, Inc.
Gtd. Notes	5.125	02/15/19	1,415	1,425,613
Gtd. Notes(d)	7.750	11/15/19	3,020	3,344,650
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, PIK, 144A	4.125	09/15/21	2,200	2,222,000
Meritor, Inc., Gtd. Notes	6.750	06/15/21	1,200	1,209,000
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.000	04/29/20	250	258,750

				8,460,013

Beverages 1.1%
Constellation Brands, Inc., Gtd. Notes(d)	3.875	11/15/19	2,025	2,111,468
Cott Beverages, Inc. (Canada), Gtd. Notes(d)	6.750	01/01/20	3,875	4,010,625

				6,122,093

See Notes to Financial Statements.

10

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Biotechnology 0.2%
Concordia International Corp. (Canada), Sr. Sec’d. Notes, 144A	9.000%		04/01/22	1,300	$1,202,500

Building Materials 2.1%
Cemex Finance LLC (Mexico),
First Lien, RegS	9.375		10/12/22	750	813,750
Sr. Sec’d. Notes, 144A	9.375		10/12/22	2,000	2,170,000
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A(e)	5.125		02/15/21	675	702,000
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes	8.500		04/15/22	1,750	1,927,188
USG Corp.
Gtd. Notes, 144A	5.875		11/01/21	788	822,719
Sr. Unsec’d. Notes(d)	8.250	(a)	01/15/18	5,000	5,275,000

					11,710,657

Chemicals 3.5%
Ashland LLC, Gtd. Notes	4.750		08/15/22	1,950	2,006,062
CF Industries, Inc., Gtd. Notes	7.125		05/01/20	3,250	3,510,000
Chemtura Corp., Gtd. Notes	5.750		07/15/21	2,369	2,463,760
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A(d)(e)	7.500		02/15/19	7,488	7,151,040
W.R. Grace & Co., Gtd. Notes, 144A	5.125		10/01/21	2,107	2,212,350
Westlake Chemical Corp., Gtd. Notes, 144A	4.625		02/15/21	2,000	2,080,000

					19,423,212

Commercial Services 2.5%
Hertz Corp. (The)
Gtd. Notes(d)	4.250		04/01/18	3,875	3,865,312
Gtd. Notes	6.750		04/15/19	367	369,635
Laureate Education, Inc., Gtd. Notes, 144A(d)	10.000		09/01/19	3,875	3,724,844
Service Corp. International, Sr. Unsec’d. Notes(d)	7.625		10/01/18	5,403	5,997,330

					13,957,121

Computers 0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Gtd. Notes, 144A(d)	5.875		06/15/21	3,650	3,844,322

Distribution/Wholesale
Rexel SA (France), Sr. Unsec’d. Notes, 144A	5.250		06/15/20	248	256,163

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	11

Portfolio of Investments (unaudited) (continued)

as of November 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services 4.3%
Ally Financial, Inc., Sub. Notes(d)	8.000%	12/31/18	2,975	$3,235,312
CIT Group, Inc., Sr. Unsec’d. Notes(d)	5.000	08/15/22	4,175	4,347,219
FBM Finance, Inc., Sr. Sec’d. Notes, 144A	8.250	08/15/21	850	879,750
International Lease Finance Corp.
Sr. Unsec’d. Notes	3.875	04/15/18	1,350	1,376,325
Sr. Unsec’d. Notes	6.250	05/15/19	425	457,428
Sr. Unsec’d. Notes(d)	8.875	09/01/17	4,000	4,200,000
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875	03/15/20	1,050	1,034,250
Navient Corp.
Sr. Unsec’d. Notes,	6.625	07/26/21	525	547,969
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	425	466,969
Sr. Unsec’d. Notes, MTN(d)	8.450	06/15/18	4,550	4,902,625
OneMain Financial Holdings, Inc., Gtd. Notes, 144A (original cost $2,602,563; purchased 12/08/14 - 09/09/15)(d)(e)(f)	6.750	12/15/19	2,575	2,620,062

				24,067,909

Electric 5.2%
AES Corp., Sr. Unsec’d. Notes(d)	7.375	07/01/21	1,250	1,371,875
DPL, Inc.
Sr. Unsec’d. Notes(d)	6.750	10/01/19	3,160	3,239,000
Sr. Unsec’d. Notes(d)	7.250	10/15/21	1,850	1,900,875
Dynegy, Inc.
Gtd. Notes(d)	6.750	11/01/19	3,500	3,535,000
Gtd. Notes(d)	7.375	11/01/22	5,925	5,628,750
GenOn Energy, Inc.
Sr. Unsec’d. Notes	7.875	06/15/17	750	538,125
Sr. Unsec’d. Notes	9.500	10/15/18	2,625	1,830,938
Sr. Unsec’d. Notes	9.875	10/15/20	1,400	931,000
Mirant Mid-Atlantic LLC, Series B, Pass-Through Trust, Pass-Through Certificates(d)(e)	9.125	06/30/17	1,485	1,299,147
NRG Energy, Inc., Gtd. Notes(d)	7.625	01/15/18	6,850	7,295,250
NRG REMA LLC
Series B, Pass-Through Certificates(e)	9.237	07/02/17	915	732,180
Series C, Pass-Through Certificates(d)(e)	9.681	07/02/26	1,100	726,000

				29,028,140

Electronics 0.7%
Jabil Circuit, Inc.
Sr. Unsec’d. Notes	5.625	12/15/20	690	733,125
Sr. Unsec’d. Notes(d)	8.250	03/15/18	2,700	2,902,095

				3,635,220

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Engineering & Construction 0.1%
SBA Communications Corp., Sr. Unsec’d. Notes	4.875%	07/15/22	500	$500,415

Entertainment 8.2%
CCM Merger, Inc., Gtd. Notes, 144A(e)	9.125	05/01/19	2,776	2,880,100
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes(d)	5.250	03/15/21	2,600	2,688,400
Churchill Downs, Inc.
Gtd. Notes	5.375	12/15/21	2,025	2,095,875
Gtd. Notes, 144A	5.375	12/15/21	2,715	2,810,025
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	4.375	04/15/21	1,325	1,366,406
Gtd. Notes(d)	4.375	11/01/18	3,175	3,286,125
Gtd. Notes	4.875	11/01/20	1,275	1,338,750
Greektown Holdings LLC/Greektown Mothership Corp., Sec’d. Notes, 144A(d)	8.875	03/15/19	3,310	3,463,087
Isle of Capri Casinos, Inc.
Gtd. Notes	5.875	03/15/21	2,480	2,580,750
Gtd. Notes(d)	8.875	06/15/20	8,160	8,568,000
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A(d)(e)	5.000	08/01/18	4,550	4,595,500
National CineMedia LLC, Sr. Sec’d. Notes	6.000	04/15/22	1,310	1,349,300
Penn National Gaming, Inc., Sr. Unsec’d. Notes	5.875	11/01/21	1,900	1,971,250
Scientific Games Corp., Gtd. Notes(d)	8.125	09/15/18	6,275	6,314,219

				45,307,787

Environmental Control 0.6%
Clean Harbors, Inc.
Gtd. Notes	5.125	06/01/21	2,400	2,448,000
Gtd. Notes	5.250	08/01/20	850	869,125
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250	12/01/20	200	205,750

				3,522,875

Food 2.9%
JBS Investments GmbH (Brazil), Gtd. Notes, 144A	7.750	10/28/20	2,000	2,085,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A(e)	7.250	06/01/21	4,150	4,274,500
Gtd. Notes, 144A(e)	7.250	06/01/21	600	618,000
Gtd. Notes, 144A(e)	8.250	02/01/20	1,000	1,027,500
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A(d)	9.000	11/01/19	3,325	3,466,312

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	13

Portfolio of Investments (unaudited) (continued)

as of November 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Food (cont’d)
Smithfield Foods, Inc.
Sr. Unsec’d. Notes	6.625%	08/15/22	500	$526,875
Sr. Unsec’d. Notes, 144A	5.250	08/01/18	1,058	1,068,580
Sr. Unsec’d. Notes, 144A	5.875	08/01/21	950	986,813
SUPERVALU, Inc., Sr. Unsec’d. Notes	6.750	06/01/21	2,050	2,029,500

				16,083,080

Food Service
Aramark Services, Inc., Gtd. Notes	5.750	03/15/20	240	245,400

Forest Products & Paper 0.3%
Mercer International, Inc. (Canada), Gtd. Notes	7.000	12/01/19	1,675	1,725,250

Gas 0.2%
NGL Energy Partners LP/NGL Energy Finance Corp., Gtd. Notes, 144A	7.500	11/01/23	975	972,563

Hand/Machine Tools 0.1%
Apex Tool Group LLC, Gtd. Notes, 144A(e)	7.000	02/01/21	850	765,000

Healthcare - Products 1.4%
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18	4,115	4,128,580
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A(d)	4.875	04/15/20	3,775	3,699,500

				7,828,080

Healthcare - Services 8.3%
Centene Corp., Sr. Unsec’d. Notes	5.625	02/15/21	2,375	2,446,250
CHS/Community Health Systems, Inc.
Gtd. Notes	7.125	07/15/20	300	211,500
Gtd. Notes(d)	8.000	11/15/19	8,875	6,989,062
HCA Holdings, Inc., Sr. Unsec’d. Notes	6.250	02/15/21	1,750	1,836,625
HCA, Inc.
Gtd. Notes(d)	8.000	10/01/18	1,855	2,012,675
Sr. Sec’d. Notes(d)	3.750	03/15/19	3,075	3,144,188
Sr. Sec’d. Notes	4.250	10/15/19	1,625	1,673,750
Kindred Healthcare, Inc., Gtd. Notes(d)	8.000	01/15/20	7,350	7,000,875
LifePoint Health, Inc., Gtd. Notes(d)	5.500	12/01/21	2,400	2,454,000
Select Medical Corp., Gtd. Notes(d)	6.375	06/01/21	3,600	3,453,732
Surgery Center Holdings, Inc., Gtd. Notes, 144A	8.875	04/15/21	1,200	1,254,000

See Notes to Financial Statements.

14

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare - Services (cont’d)
Tenet Healthcare Corp.
Sec’d. Notes, 144A	7.500%		01/01/22	175	$179,922
Sr. Sec’d. Notes	4.750		06/01/20	1,525	1,507,844
Sr. Sec’d. Notes(d)	6.250		11/01/18	3,875	4,039,687
Sr. Unsec’d. Notes(d)	5.000	(a)	03/01/19	4,775	4,524,312
Sr. Unsec’d. Notes	6.750		02/01/20	925	867,188
Sr. Unsec’d. Notes	8.000		08/01/20	1,000	958,125
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	4.750		08/01/22	1,325	1,338,250

					45,891,985

Holding Companies - Diversified 0.7%
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A(d)(e)	7.500		08/15/19	3,800	3,743,000

Home Builders 10.4%
Beazer Homes USA, Inc.
Gtd. Notes	5.750		06/15/19	2,550	2,626,500
Gtd. Notes, 144A	8.750		03/15/22	2,300	2,443,750
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A(d)	6.500		12/15/20	2,765	2,806,475
CalAtlantic Group, Inc.
Gtd. Notes	6.250		12/15/21	350	374,500
Gtd. Notes(d)	8.375		05/15/18	4,200	4,557,000
D.R. Horton, Inc., Gtd. Notes(d)	4.750		05/15/17	3,000	3,046,500
KB Home
Gtd. Notes(d)	4.750		05/15/19	5,659	5,729,737
Gtd. Notes	7.250		06/15/18	2,000	2,115,000
Lennar Corp.
Gtd. Notes(d)	4.500		06/15/19	2,600	2,678,000
Gtd. Notes	4.500		11/15/19	1,000	1,036,250
Gtd. Notes(d)	4.750		12/15/17	5,075	5,171,425
M/I Homes, Inc., Gtd. Notes	6.750		01/15/21	2,075	2,158,000
Meritage Homes Corp., Gtd. Notes(d)	4.500		03/01/18	3,900	3,978,000
PulteGroup, Inc., Gtd. Notes	4.250		03/01/21	1,850	1,882,375
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A(d)	5.250		04/15/21	3,400	3,476,500
Toll Brothers Finance Corp., Gtd. Notes(d)	8.910		10/15/17	1,600	1,692,000
TRI Pointe Group, Inc., Gtd. Notes	4.875		07/01/21	2,400	2,442,000
WCI Communities, Inc., Gtd. Notes(d)	6.875		08/15/21	5,250	5,512,500
William Lyon Homes, Inc.
Gtd. Notes	5.750		04/15/19	1,350	1,363,500
Gtd. Notes	8.500		11/15/20	2,300	2,392,000

					57,482,012

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	15

Portfolio of Investments (unaudited) (continued)

as of November 30, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Iron/Steel 2.0%
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes(d)	6.125%		06/01/18	7,200	$7,560,000
Sr. Unsec’d. Notes	10.850	(a)	06/01/19	980	1,151,500
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (Australia), Gtd. Notes, 144A	6.500		05/15/21	2,020	2,126,050

					10,837,550

Leisure Time 1.2%
NCL Corp. Ltd.
Sr. Unsec’d. Notes, 144A	4.625		11/15/20	1,725	1,746,563
Sr. Unsec’d. Notes, 144A(d)	5.250		11/15/19	3,475	3,527,125
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A(e)	8.500		10/15/22	1,475	1,504,500

					6,778,188

Lodging 5.1%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties Finance, Inc., Sr. Sec’d. Notes(d)	8.000		10/01/20	3,450	3,605,250
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A (original cost $2,371,063; purchased 03/08/16 - 07/27/16)(e)(f)	8.500		12/01/21	2,350	2,461,625
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
Sec’d. Notes, 144A	10.250		11/15/22	975	965,250
Sr. Sec’d. Notes, 144A	6.750		11/15/21	1,125	1,127,813
MGM Resorts International, Gtd. Notes(d)	8.625		02/01/19	10,805	11,993,550
Station Casinos LLC, Gtd. Notes(d)	7.500		03/01/21	4,491	4,704,322
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A(e)	6.375		06/01/21	3,425	3,407,875

					28,265,685

Machinery - Construction & Mining 0.4%
Terex Corp.
Gtd. Notes	6.000		05/15/21	525	531,563
Gtd. Notes	6.500		04/01/20	1,425	1,446,375

					1,977,938

Machinery - Diversified 1.7%
Cleaver-Brooks, Inc., Sr. Sec’d.Notes, 144A(d)(e)	8.750		12/15/19	1,425	1,471,313
CNH Industrial Capital LLC, Gtd. Notes(d)	4.375		11/06/20	1,900	1,931,350
Zebra Technologies Corp., Sr. Unsec’d. Notes(d)	7.250		10/15/22	5,380	5,817,609

					9,220,272

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media 14.9%
Cablevision Systems Corp.
Sr. Unsec’d. Notes(d)	7.750%	04/15/18	2,250	$2,365,312
Sr. Unsec’d. Notes(d)	8.625	09/15/17	8,625	8,970,000
CCO Holdings LLC/CCO Holdings Capital Corp.
Sr. Unsec’d. Notes	5.250	03/15/21	1,030	1,067,338
Sr. Unsec’d. Notes(d)	5.250	09/30/22	4,360	4,523,500
Sr. Unsec’d. Notes(d)	6.625	01/31/22	5,600	5,796,000
Cequel Communications Holdings I LLC/Cequel Capital Corp.
Sr. Unsec’d. Notes, 144A(d)	5.125	12/15/21	3,845	3,787,325
Sr. Unsec’d. Notes, 144A(d)	6.375	09/15/20	9,490	9,679,800
Clear Channel Worldwide Holdings, Inc.
Gtd. Notes	6.500	11/15/22	1,159	1,135,820
Gtd. Notes	6.500	11/15/22	385	388,850
Series A, Gtd. Notes	7.625	03/15/20	215	201,025
Series B, Gtd. Notes	7.625	03/15/20	660	650,925
Cogeco Communications, Inc. (Canada), Gtd. Notes, 144A(d)	4.875	05/01/20	2,500	2,575,000
DISH DBS Corp.
Gtd. Notes(d)	4.250	04/01/18	4,590	4,681,800
Gtd. Notes	4.625	07/15/17	1,800	1,818,000
Gtd. Notes	5.125	05/01/20	1,875	1,926,562
Gtd. Notes(d)	7.875	09/01/19	1,000	1,107,500
Entercom Radio LLC, Gtd. Notes	10.500	12/01/19	4,000	4,105,000
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	5.500	04/15/21	1,800	1,854,000
Mediacom LLC/Mediacom Capital Corp., Sr. Unsec’d. Notes(d)	7.250	02/15/22	4,525	4,683,375
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A(d)	6.250	08/01/21	4,175	4,357,656
Nexstar Broadcasting, Inc., Gtd. Notes, 144A	6.125	02/15/22	1,035	1,055,700
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	4.500	10/01/20	325	330,688
Sinclair Television Group, Inc.
Gtd. Notes	5.375	04/01/21	2,585	2,662,550
Gtd. Notes	6.125	10/01/22	1,225	1,270,938
TEGNA, Inc.
Gtd. Notes	5.125	10/15/19	650	666,465
Gtd. Notes, 144A	4.875	09/15/21	3,030	3,117,112
Univision Communications, Inc., Sr. Sec’d. Notes, 144A(d)(e)	6.750	09/15/22	5,640	5,844,450

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	17

Portfolio of Investments (unaudited) (continued)

as of November 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d)
UPCB Finance VI Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.875%	01/15/22	1,798	$1,869,504
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	345	351,900

				82,844,095

Mining 5.7%
Alamos Gold, Inc. (Canada), Sec’d. Notes, 144A(d)	7.750	04/01/20	1,500	1,567,500
Freeport-McMoRan, Inc.
Gtd. Notes	2.150	03/01/17	750	748,125
Gtd. Notes(d)	2.300	11/14/17	10,175	10,149,562
International Wire Group, Inc., Sec’d. Notes, 144A(e)	10.750	08/01/21	1,500	1,400,625
Kinross Gold Corp. (Canada), Gtd. Notes	5.125	09/01/21	915	919,575
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A(d)	7.500	11/01/20	4,075	4,343,950
New Gold, Inc. (Canada), Gtd. Notes, 144A	7.000	04/15/20	2,125	2,183,438
Teck Resources Ltd. (Canada),
Gtd. Notes(d)	3.000	03/01/19	2,941	2,918,942
Gtd. Notes	4.500	01/15/21	2,124	2,163,825
Gtd. Notes, 144A(d)	8.000	06/01/21	4,900	5,382,160

				31,777,702

Miscellaneous Manufacturing 1.7%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	03/15/18	2,633	2,827,842
Sr. Unsec’d. Notes, 144A	8.750	12/01/21	2,375	2,357,187
Koppers, Inc., Gtd. Notes(d)	7.875	12/01/19	4,249	4,291,490

				9,476,519

Oil & Gas 2.2%
Antero Resources Corp., Gtd. Notes	5.375	11/01/21	550	564,437
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	7.000	08/15/21	1,600	1,640,000
Sunoco LP/Sunoco Finance Corp.
Gtd. Notes	5.500	08/01/20	850	854,250
Gtd. Notes	6.250	04/15/21	2,750	2,779,205
Tesoro Corp., Gtd. Notes(d)	4.250	10/01/17	3,675	3,734,719
Western Refining, Inc., Gtd. Notes	6.250	04/01/21	876	911,653
WPX Energy, Inc., Sr. Unsec’d. Notes	7.500	08/01/20	1,525	1,608,875

				12,093,139

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Oil & Gas Services 1.0%
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.,
Gtd. Notes	6.500%	11/15/20	2,000	$2,059,000
Gtd. Notes	6.625	05/01/21	1,110	1,134,131
PHI, Inc., Gtd. Notes	5.250	03/15/19	700	656,250
SESI LLC, Gtd. Notes	6.375	05/01/19	1,790	1,767,625

				5,617,006

Packaging & Containers 4.6%
AEP Industries, Inc., Sr. Unsec’d. Notes(d)	8.250	04/15/19	3,252	3,321,105
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A	6.250	01/31/19	650	660,563
Gtd. Notes, 144A	6.750	01/31/21	1,600	1,630,000
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A (original cost $3,148,750; purchased 12/16/15 - 11/10/16)(e)(f)	7.875	11/01/19	3,250	3,193,125
Greif, Inc.
Sr. Unsec’d. Notes(d)	6.750	02/01/17	1,200	1,207,500
Sr. Unsec’d. Notes(d)	7.750	08/01/19	6,050	6,677,687
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A(d)	9.500	08/15/19	3,000	2,460,000
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A(d)(e)	6.500	10/01/21	2,950	3,082,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU (New Zealand), Sr. Sec’d. Notes	5.750	10/15/20	1,900	1,954,625
Sealed Air Corp., Gtd. Notes, 144A(d)	6.500	12/01/20	1,045	1,182,156

				25,369,511

Pharmaceuticals 2.7%
Allergan, Inc., Gtd. Notes(d)	1.350	03/15/18	2,240	2,222,848
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19	2,878	2,879,180
NBTY, Inc., Sr. Unsec’d. Notes, 144A (original cost $3,612,375; purchased 04/21/16 - 10/27/16)(d)(e)(f)	7.625	05/15/21	3,600	3,550,500
Valeant Pharmaceuticals International, Inc.
Gtd. Notes, 144A(d)	5.375	03/15/20	4,025	3,381,000
Gtd. Notes, 144A	6.375	10/15/20	900	765,000
Gtd. Notes, 144A	7.500	07/15/21	2,250	1,901,250

				14,699,778

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	19

Portfolio of Investments (unaudited) (continued)

as of November 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines 1.6%
Rockies Express Pipeline LLC
Sr. Unsec’d. Notes, 144A(e)	5.625%	04/15/20	1,600	$1,660,000
Sr. Unsec’d. Notes, 144A(d)(e)	6.000	01/15/19	2,150	2,236,000
Sr. Unsec’d. Notes, 144A(e)	6.850	07/15/18	1,900	1,995,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.125	10/15/21	2,875	3,007,969

				8,898,969

Real Estate 0.4%
Crescent Communities LLC/Crescent Venture, Inc., Sr. Sec’d. Notes, 144A	8.875	10/15/21	675	668,250
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A	5.250	12/01/21	1,425	1,457,063

				2,125,313

Real Estate Investment Trusts (REITs) 2.5%
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	6.375	11/15/22	709	742,678
DuPont Fabros Technology LP, Gtd. Notes(d)	5.875	09/15/21	4,826	5,037,137
Equinix, Inc., Sr. Unsec’d. Notes	4.875	04/01/20	3,000	3,075,000
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	6.375	02/15/22	1,500	1,539,375
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000	04/15/21	1,150	1,167,250
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500	02/01/21	2,125	2,180,781

				13,742,221

Retail 3.8%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	6.000	04/01/22	1,200	1,251,000
Claire’s Stores, Inc.
Sr. Sec’d. Notes, 144A(e)	6.125	03/15/20	400	182,000
Sr. Sec’d. Notes, 144A	9.000	03/15/19	4,200	2,037,000
Dollar Tree, Inc., Gtd. Notes	5.250	03/01/20	700	722,750
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20	900	879,750
L Brands, Inc.
Gtd. Notes	6.625	04/01/21	800	886,000
Gtd. Notes	8.500	06/15/19	975	1,120,031
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000	10/15/21	2,490	1,954,650
Rite Aid Corp., Gtd. Notes, 144A	6.375	04/01/23	2,150	2,298,135

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Retail (cont’d)
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.750%	06/01/22		2,900	$3,005,125
THOM Europe SAS (France), Sr. Sec’d. Notes, 144A	7.375	07/15/19	EUR	4,000	4,462,137
Yum! Brands, Inc., Sr. Unsec’d. Notes(d)	3.875	11/01/20		2,400	2,436,000

					21,234,578

Semiconductors 1.2%
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A(d)	4.125%	06/15/20		2,900	3,016,000
Gtd. Notes, 144A	4.125	06/01/21		2,200	2,293,500
Sr. Unsec’d. Notes, 144A	3.875	09/01/22		1,500	1,537,500

					6,847,000

Software 4.7%
BMC Software, Inc., Sr. Unsec’d. Notes	7.250	06/01/18		1,350	1,358,438
Change Healthcare Holdings, Inc., Gtd. Notes(d)	11.000	12/31/19		8,000	8,280,000
First Data Corp., Sr. Sec’d. Notes, 144A(d)	6.750	11/01/20		5,823	6,041,362
Infor U.S., Inc., Sr. Sec’d. Notes, 144A(d)(e)	5.750	08/15/20		5,340	5,593,650
Nuance Communications, Inc., Gtd. Notes, 144A(d)	5.375	08/15/20		4,445	4,545,012

					25,818,462

Telecommunications 10.9%
Anixter, Inc., Gtd. Notes(d)	5.625	05/01/19		1,500	1,571,250
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	14.750	12/01/16		5,950	5,950,000
CommScope, Inc.
Gtd. Notes, 144A	5.000	06/15/21		2,305	2,333,813
Sr. Sec’d. Notes, 144A(d)	4.375	06/15/20		3,975	4,064,438
Frontier Communications Corp., Sr. Unsec’d. Notes	8.125	10/01/18		1,775	1,892,700
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250	04/01/19		1,710	1,342,350
Level 3 Financing, Inc., Gtd. Notes(d)	6.125	01/15/21		5,350	5,537,250
Qwest Capital Funding, Inc., Gtd. Notes	6.500	11/15/18		1,000	1,066,240
Sprint Communications, Inc.
Gtd. Notes, 144A(e)	7.000	03/01/20		400	430,248
Gtd. Notes, 144A(e)	9.000	11/15/18		6,080	6,680,400
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360	03/20/23		4,250	4,260,625
T-Mobile USA, Inc.
Gtd. Notes	6.250	04/01/21		2,145	2,236,163
Gtd. Notes	6.464	04/28/19		825	838,406
Gtd. Notes	6.542	04/28/20		1,150	1,187,016
Gtd. Notes	6.625	11/15/20		2,050	2,096,125
Gtd. Notes	6.731	04/28/22		3,425	3,578,611

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	21

Portfolio of Investments (unaudited) (continued)

as of November 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d)
Telecom Italia Capital SA (Italy), Gtd. Notes	6.999%	06/04/18	2,060	$2,196,042
Telesat Canada/Telesat LLC (Canada), Gtd. Notes, 144A	6.000	05/15/17	3,845	3,841,924
West Corp., Sr. Sec’d. Notes, 144A(d)	4.750	07/15/21	2,580	2,631,600
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A	7.375	04/23/21	2,500	2,550,000
Sr. Sec’d. Notes, 144A(d)	6.500	04/30/20	3,800	3,958,080

				60,243,281

Textiles 0.4%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250	06/01/21	2,325	2,388,240

TOTAL CORPORATE BONDS (cost $712,686,413)				706,352,559

			Shares
COMMON STOCK

Oil, Gas & Consumable Fuels
Pacific Exploration and Production Corp. (Colombia)* (cost $46,830)			1,101	43,029

TOTAL LONG-TERM INVESTMENTS (cost $742,711,520)				736,883,539

SHORT-TERM INVESTMENT 2.3%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Ultra Short Bond Fund (cost $12,679,486)(Note 3)(g)			12,679,486	12,679,486

TOTAL INVESTMENTS 135.2% (cost $755,391,006) (Note 5)				749,563,025
Liabilities in excess of other assets(h) (35.2)%				(195,310,368)

NET ASSETS 100.0%				$554,252,657

The following abbreviations are used in the semi-annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

EUR—Euro

L2—Level 2

L3—Level 3

See Notes to Financial Statements.

22

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REITs—Real Estate Investment Trust

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at November 30, 2016.
(b)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $7,915,161 and 1.4% of net assets.
(c)	Interest rate not available as of November 30, 2016.
(d)	Represents security, or a portion thereof, with aggregate value of $429,128,236 segregated as collateral for amount of $205,000,000 borrowed and outstanding as of November 30, 2016. Of such securities, securities in the amount of $33,208,795 have been loaned for which, the amount borrowed serves as collateral. Securities on loan are subject to contractual netting arrangements.
(e)	Indicates a security that has been deemed illiquid.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $11,734,751. The aggregate value of $11,825,312 is approximately 2.1% of net assets.
(g)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(h)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at November 30, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 12/02/2016	Goldman Sachs & Co.	EUR	4,065	$4,304,998	$4,308,452	$3,454

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 12/02/2016	Goldman Sachs & Co.	EUR	4,065	$4,448,620	$4,308,452	$140,168
Expiring 02/02/2017	Goldman Sachs & Co.	EUR	4,065	4,319,327	4,323,283	(3,956)

				$8,767,947	$8,631,735	136,212

						$139,666

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	23

Portfolio of Investments (unaudited) (continued)

as of November 30, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$22,572,790	$7,915,161
Corporate Bonds	—	706,352,559	—
Common Stock	43,029	—	—
Affiliated Mutual Fund	12,679,486	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	139,666	—

Total	$12,722,515	$729,065,015	$7,915,161

During the period, there were no transfers between Level 1 and Level 2 to report.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds
Balance as of 05/31/16	$3,253,958	$2,020,706
Realized gain (loss)	41,092	—
Change in unrealized appreciation (depreciation)**	69,203	—
Purchases	7,367,625	—
Sales	(2,111,342)	—
Accrued discount/premium	8,006	—
Transfers into Level 3	—	—
Transfers out of Level 3	(713,381)	(2,020,706)

Balance as of 11/30/16	$7,915,161	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Of which, $(55,157) was relating to securities held at the reporting period end.

See Notes to Financial Statements.

24

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of November 30, 2016	Valuation Methodology	Unobservable Inputs
Bank Loans	$7,915,161	Market Approach	Single Broker Indicative Quote

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$713,381	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Corporate Bonds	$2,020,706	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2016 were as follows:

Media	14.9%
Telecommunications	10.9
Home Builders	10.5
Healthcare-Services	8.5
Entertainment	8.2
Mining	5.8
Lodging	5.3
Electric	5.2
Software	4.7
Chemicals	4.6
Packaging & Containers	4.6
Diversified Financial Services	4.3
Retail	4.1
Food	2.9
Pharmaceuticals	2.7
Commercial Services	2.5
Real Estate Investment Trusts (REITs)	2.5
Affiliated Mutual Fund	2.3
Oil & Gas	2.2
Building Materials	2.1
Airlines	2.0
Technology	2.0
Iron/Steel	2.0
Miscellaneous Manufacturing	1.7
Machinery-Diversified	1.7
Pipelines	1.6
Auto Parts & Equipment	1.5
Healthcare-Products	1.4
Media & Entertainment	1.3%
Semiconductors	1.2
Leisure Time	1.2
Beverages	1.1
Oil & Gas Services	1.0
Computers	0.7
Holding Companies—Diversified	0.7
Electronics	0.7
Environmental Control	0.6
Aerospace/Defense	0.6
Auto Manufacturers	0.5
Textiles	0.4
Real Estate	0.4
Agriculture	0.4
Machinery-Construction & Mining	0.4
Forest Products & Paper	0.3
Packaging	0.2
Biotechnology	0.2
Apparel	0.2
Gas	0.2
Hand/Machine Tools	0.1
Engineering & Construction	0.1

135.2
Liabilities in excess of other assets	(35.2)

100.0%

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	25

Portfolio of Investments (unaudited) (continued)

as of November 30, 2016

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$143,622	Unrealized depreciation on OTC forward foreign currency exchange contracts	$3,956

The effects of derivative instruments on the Statement of Operations for the six months ended November 30, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*
Foreign exchange contracts	$186,611

*	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*
Foreign exchange contracts	$62,043

*	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the six months ended November 30, 2016, the Fund’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)	Forward Foreign Currency Exchange Contracts—Sold(1)
$4,474,149	$8,991,103

(1)	Value at Settlement Date

See Notes to Financial Statements.

26

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Goldman Sachs & Co.	$143,622	$(3,956)	$—	$139,666

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Goldman Sachs & Co.	$(3,956)	$3,956	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	27

Statement of Assets & Liabilities (unaudited)

as of November 30, 2016

Assets
Investments at value, including securities on loan of $33,208,795
Unaffiliated investments (cost $742,711,520)	$736,883,539
Affiliated investments (cost $12,679,486)	12,679,486
Cash	31,837
Foreign currency, at value (cost $162,857)	155,941
Dividends and interest receivable	12,198,216
Receivable for investments sold	830,667
Unrealized appreciation on OTC forward foreign currency exchange contracts	143,622
Prepaid expenses	4,994

Total Assets	762,928,302

Liabilities
Loan payable	205,000,000
Payable for investments purchased	2,708,559
Management fee payable	499,882
Loan interest payable	255,594
Accrued expenses and other liabilities	97,328
Dividends payable	74,827
Deferred directors’ fees	35,499
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,956

Total Liabilities	208,675,645

Net Assets	$554,252,657

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	633,874,484

633,907,741
Distributions in excess of net investment income	(1,095,697)
Accumulated net realized loss on investment and foreign currency transactions	(72,859,041)
Net unrealized depreciation on investments and foreign currencies	(5,700,346)

Net assets, November 30, 2016	$554,252,657

Net asset value per share ($554,252,657 ÷ 33,256,724 shares of common stock issued and outstanding)	$16.67

See Notes to Financial Statements.

28

Statement of Operations (unaudited)

Six Months Ended November 30, 2016

Net Investment Income (Loss)
Income
Interest income	$21,189,981
Affiliated dividend income	54,466

Total income	21,244,447

Expenses
Management fee	3,072,955
Loan interest expense	1,362,972
Legal fees and expenses	49,000
Custodian and accounting fees (net of $3,600 fee credit)	41,000
Shareholders’ reports	35,000
Audit fee	21,000
Directors’ fees	20,000
Registration fees	17,000
Transfer agent’s fees and expenses	10,000
Insurance expenses	3,000
Miscellaneous	6,973

Total expenses	4,638,900

Net investment income (loss)	16,605,547

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(735,412)
Foreign currency transactions	184,953

(550,459)

Net change in unrealized appreciation (depreciation) on:
Investments	944,978
Foreign currencies	50,609

995,587

Net gain (loss) on investment and foreign currency transactions	445,128

Net Increase (Decrease) In Net Assets Resulting From Operations	$17,050,675

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	29

Statement of Changes in Net Assets (unaudited)

	Six Months Ended November 30, 2016	Year Ended May 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,605,547	$35,256,102
Net realized gain (loss) on investment and foreign currency transactions	(550,459)	(21,149,978)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	995,587	(3,722,120)

Net increase (decrease) in net assets resulting from operations	17,050,675	10,384,004

Dividends from net investment income (Note 1)	(21,201,162)	(45,146,003)

Total increase (decrease)	(4,150,487)	(34,761,999)

Net Assets:
Beginning of period	558,403,144	593,165,143

End of period	$554,252,657	$558,403,144

(a) Includes undistributed net investment income of:	$—	$3,499,918

See Notes to Financial Statements.

30

Statement of Cash Flows (unaudited)

For Six Months Ended November 30, 2016

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends paid (excluding discount and premium amortization of $(3,553,390))	$25,216,611
Operating expenses paid	(3,266,049)
Loan interest paid	(1,334,620)
Purchases of long-term portfolio investments	(228,594,318)
Proceeds from disposition of long-term portfolio investments	221,494,887
Net purchases and sales of short-term investments	15,776,515
Increase in receivable for investments sold	(270,667)
Decrease in payable for investments purchased	(7,988,532)
Increase in prepaid expenses	(3,827)
Net cash received from foreign currency transactions	184,953
Effect of exchange rate changes	(11,434)

Net cash provided from operating activities	21,203,519

Cash flows from financing activities:
Cash dividends paid	(21,223,153)

Net cash used in financing activities	(21,223,153)

Net increase (decrease) in cash	(19,634)
Cash at beginning of period, including foreign currency	207,412

Cash at end of period, including foreign currency	$187,778

Reconciliation of Net Decrease in Net Assets to Net Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$17,050,675

Decrease in investments	12,230,474
Net realized loss on investment transactions	550,459
Increase in net unrealized appreciation on investments	(995,587)
Net cash received from foreign currency transactions	184,953
Effect of exchange rate changes	(11,434)
Decrease in interest and dividends receivable	418,774
Increase in receivable for investments sold	(270,667)
Increase in prepaid expenses	(3,827)
Decrease in payable for investments purchased	(7,988,532)
Increase in loan interest payable	28,352
Increase in management fee payable and accrued expenses and other liabilities	4,815
Increase in deferred directors’ fees	5,064

Total adjustments	4,152,844

Net cash provided from operating activities	$21,203,519

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	31

Notes to Financial Statements (unaudited)

Prudential Short Duration High Yield Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was incorporated as a Maryland corporation on November 14, 2011.

The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit

32

ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest without limit in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be

Prudential Short Duration High Yield Fund, Inc.	33

Notes to Financial Statements (unaudited) (continued)

considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(a)(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions

34

regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

Loan Participations: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Payment In Kind Securities: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are

Prudential Short Duration High Yield Fund, Inc.	35

Notes to Financial Statements (unaudited) (continued)

calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PI has received an order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PI to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PI, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

36

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income (“PFI”) unit. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .80% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PI and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended November 30, 2016, aggregated $231,241,068 and $220,907,341, respectively.

Prudential Short Duration High Yield Fund, Inc.	37

Notes to Financial Statements (unaudited) (continued)

Note 5. Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of November 30, 2016 were as follows:

Tax Basis	$767,714,555

Appreciation	7,249,827
Depreciation	(25,401,357)

Net Unrealized Depreciation	$(18,151,530)

The book basis may differ from tax basis due to certain tax-related adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2016 of approximately $36,008,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

In accordance with the provision of Subchapter M of the Internal Revenue Code and the excise tax requirements, the Fund elected to treat post-October capital losses of approximately $23,670,000 as having been incurred in the following fiscal year (May 31, 2017).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

There are 1 billion shares of $0.001 par value common stock authorized. Prior to commencement of operations on April 30, 2012, the Fund issued 5,240 shares of common stock to Prudential at an aggregate purchase price of $100,084. As of November 30, 2016, Prudential owned 7,666 shares of the Fund.

For the six months ended November 30, 2016, the Fund did not issue shares in connection with the Fund’s dividend reinvestment plan.

Note 7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $300 million.

38

Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and meet its general cash flow requirements.

During the six months ended November 30, 2016, the Fund utilized the credit facility and had an average daily outstanding loan balance of $205,000,000 during the 183 day period that the facility was utilized, at an average interest rate of 1.31%. The maximum amount of loan outstanding during the period was $205,000,000. There was a balance of $205,000,000 outstanding at November 30, 2016.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the re-hypothecation of portfolio securities. Such earnings are disclosed in the statement of operations under Other Income. As of November 30, 2016, there were no such earnings to be disclosed.

Note 8. Subsequent Event

Dividends and Distributions: On November 28, 2016 the Fund declared monthly dividends of $0.1025 per share payable on December 30, 2016, January 9, 2017 and February 28, 2017, respectively, to shareholders of record on December 16, 2016, December 30, 2016 and February 17, 2017, respectively. The ex-dates were December 14, 2016, December 28, 2016 and February 15, 2017, respectively.

Note 9. Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

Prudential Short Duration High Yield Fund, Inc.	39

Notes to Financial Statements (unaudited) (continued)

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

40

Financial Highlights (unaudited)

	Six Months Ended November 30,		Year Ended May 31,								April 30, 2012(a) through May 31,
	2016(b)		2016(b)		2015(b)		2014(b)		2013(b)		2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.79		$17.84		$18.82		$19.18		$18.75		$19.10	*
Income (loss) from investment operations:
Net investment income (loss)	.50		1.06		1.20		1.22		1.24		.07
Net realized and unrealized gain (loss) on investment transactions	.02		(.75)		(.59)		.02		.74		(.38)
Total from investment operations	.52		.31		.61		1.24		1.98		(.31)
Less Dividends:
Dividends from net investment income	(.64)		(1.36)		(1.59)		(1.60)		(1.57)		-
Fund share transactions:
Common stock offering costs charged to paid-in capital in excess of par	-		-		-		-		-	(g)	(.04)
Accretion to net asset value from the exercise of the underwriters over-allotment option	-		-		-		-		.02		-
Total of share transactions	-		-		-		-		.02		(.04)
Net asset value, end of period	$16.67		$16.79		$17.84		$18.82		$19.18		$18.75
Market price, end of period	$15.14		$15.58		$15.75		$17.84		$19.45		$20.09
Total Return(c):	1.18%		8.23%		(2.92)%		.24%		4.97%		.35%

Ratios/Supplemental Data:
Net assets, end of period (000)	$554,253		$558,403		$593,165		$626,021		$637,704		$571,884
Average net assets (000)	$561,142		$560,771		$602,489		$630,017		$635,754		$576,384
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.65%	(e)(f)	1.55%	(e)	1.58%	(e)	1.52%	(e)	1.47%	(e)	1.16%	(e)(f)
Expenses before waivers and/or expense reimbursement	1.65%	(e)(f)	1.55%	(e)	1.58%	(e)	1.52%	(e)	1.53%	(e)	1.20%	(e)(f)
Net investment income (loss)	5.90%	(f)	6.29%		6.60%		6.45%		6.45%		4.20%	(f)
Portfolio turnover rate	30%	(h)	58%		58%		75%		74%		12%	(h)
Asset coverage	370%		372%		439%		363%		405%		524%
Total debt outstanding at period-end (000)	$205,000		$205,000		$175,000		$238,000		$209,000		$135,000

*	Initial public offering price of $20.00 per share less sales load of $.90 per share.
(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than a full year are not annualized.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Includes interest expense of .48% for the six months ended November 30, 2016, .40% for the year ended May 31, 2016, .41% for the year ended May 31, 2015, .36% for the year ended May 31, 2014, .35% for the year ended May 31, 2013 and .08% for the period ended May 31, 2012.
(f)	Annualized.
(g)	Less than $.005 per share.
(h)	Not annualized.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	41

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of Common Stock acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

42

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan

Prudential Short Duration High Yield Fund, Inc.	43

Other Information (unaudited) (continued)

Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

44

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

Prudential Short Duration High Yield Fund, Inc.	45

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Short Duration High Yield Fund, Inc. (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Dryden Investment Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income (“PFI”) unit and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI, PGIM, and PGIML the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PGIM, which, through its PFI unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PGIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser and the sub-subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, PGIM, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PGIM’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PGIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI, PGIM and PGIML. The Board noted that PGIM and PGIML are affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, PGIM and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and PGIM

The Board considered potential ancillary benefits that might be received by PI and PGIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PGIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PGIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2015. The Board considered that the Fund commenced operations on April 26, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended May 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe (the Lipper Closed End High Yield Leveraged Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

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any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that Fund outperformed its benchmark index for the one- and three-year periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to allow the Fund’s performance record to develop and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Short Duration High Yield Fund, Inc.

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We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

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We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
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•	normal everyday business purposes, such as providing services to you and administrating your account or policy
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Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021 PGIM	Privacy Ed. 1/2017

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

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Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

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You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us in 2016 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity Account I & II (Connecticut General); Pruco Insurance Company of Iowa; All insurance company separate accounts that include the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC;

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; Prudential Investment Management, Inc.; Prudential Investment Management Services LLC; Prudential Investments LLC; Prudential Private Placement Investors, L.P.

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

Prudential Investments Mutual Funds; Prudential Capital Partners, L.P.; The Target Portfolio Trust; Advanced Series Trust; Private Placement Trust Investors, LLC; All funds that include the following names: Prudential, PCP, PGIM, or PCEP

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	ISD
CUSIP	74442F107

PICE1000E2

Item 2	– Code of Ethics – Not required, as this is not an annual filing.

Item 3	– Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4	– Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5	– Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6	– Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	– Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8	– Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

   – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10	– Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	– Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

(a) (1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 20, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	January 20, 2017